UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------
                                    FORM 8-K


                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 21, 2009

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

             Maryland                   1-4141                  13-1890974
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
          of Incorporation)                                Identification No.)

                                 Two Paragon Drive
                              Montvale, New Jersey 07645
                            (Address of principal executive
                                  offices) (Zip Code)


                                 (201) 573-9700
                         (Registrant's telephone number,
                               including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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 Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On May 21, 2009, the board of directors (the "Board") of The Great Atlantic & Pacific Tea Company, Inc. (the "Company") authorized, approved and adopted an amendment to the vesting criteria pertaining to the restricted stock units ("RSUs") granted to executives of the Company pursuant to the Company's 2007 Executive Closing & Integration Incentive Plan ("E-CLIIP") (previously reported on Form 8-K filed on June 21, 2007), which was established in connection with the Company's acquisition of Pathmark Stores, Inc. and under the authority of the Company's 1998 Long Term Incentive and Share Award Plan. RSUs under the E-CLIIP were awarded to the Company's named executive officers ("NEOs") on December 3, 2007 and were to be earned only upon the attainment of certain transaction closing- and integration synergy-related milestones. As of May 21, 2009, the Human Resources & Compensation Committee of the Board (the "Committee") determined that the Company achieved both the transaction closing milestone and the first of two synergy milestones. The Committee has yet to assess attainment of the second synergy milestone and will do so later this year.


Prior to the Board's action on May 21, 2009, earned RSUs awarded under the E-CLIIP were scheduled to vest 36 months after closing of the Pathmark acquisition; however, no RSUs were to vest unless the Company's common stock reached a sustained (i.e., ten consecutive trading day) threshold price. As a result of the Board's action, the Company's achievement of a specific stock price is no longer a prerequisite to vesting and all earned RSUs will vest on December 3, 2010, subject to the other terms and conditions of the E-CLIIP. As a result, the estimated current value of the E-CLIIP award for each NEO (based upon the Company's current stock price) is approximately 11.5% of the grant date fair value of such awards (assuming achievement of all closing and integration synergies).

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                           By
                                  Allan Richards
                                  Vice President, Human Resources,
                                  Labor Relations, Legal Services
                                  & Secretary




    Date:  May 28, 2009